                                  EXHIBIT 10.3

                             SCHOLLS BUSINESS CENTER

                             1ST AMENDMENT TO LEASE


         That certain lease, dated March 8, 1996, by and between Petula Associates Ltd., and Equity FC, Ltd., Landlord, A-Fem Medical Corporation, Tenant, for Building J, Unit 5 located at 10180 SW Nimbus Avenue, Portland, Oregon 97223, is amended solely as hereinafter described by substituting the clauses below in place of the like numbered clauses in the Lease.

         1.       (h)      Term of lease.  Commencement:  3/1/96
                           Expiration:  2/28/01
                           Number of months:  60

                  (i)      Rent Adjustment

                  Effective Date of Rent Increase          New Monthly Base Rent
                  -------------------------------          ---------------------
                             3/1/99                              $7,285.00

                  (m) Total Security Deposit: $7,535.00* including a $250.00 nonrefundable cleaning fee. The Security Deposit shall be paid by a separate check made payable to the Landlord.

                           * less $7,142.00 currently held, leaving a balance due of $393 upon execution of amendment.

         All other terms and conditions of this Lease shall remain in full force and effect.

LANDLORD                                     TENANT
Petula Associates, Ltd., an Iowa
corporation, and Equity FC, Ltd., an Iowa corporation


Petula Associates, Ltd., an Iowa             A-Fem Medical Corporation
corporation


By:  /s/ Timothy F. Minton                   By:  /s/ J. Peter Burke
     --------------------------------             ------------------------------
Its:  Vice President                         Its:  President
      --------------------------------            ------------------------------


Equity FC, Ltd., an Iowa corporation


By:  /s/ Steven Graves
     --------------------------------
Its:  2nd Vice President
     --------------------------------
      Commercial Real Estate Loans
     --------------------------------